UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2018

Cocrystal Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38418	35-2528215
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19805 N. Creek Parkway Bothell, WA	98011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 459-1831

(Former name or former address, if changed since last report.): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On March 20, 2019, Cocrystal Pharma, Inc. (the “Company”) and Alliance Global Partners (“AGP”) entered into an amendment (the “Amendment”) to the Equity Distribution Agreement, dated July 19, 2018 (the “Distribution Agreement”) by and among the Company, Ladenburg Thalmann & Co. Inc. (“Ladenburg”), Barrington Research Associates, Inc. (“Barrington”) and AGP, previously disclosed in Current Report on Form 8-K filed on July 20, 2018. The Amendment provides that the termination of the engagement of Ladenburg and Barrington as the sales agents pursuant to the Distribution Agreement shall not affect the validity of the Distribution Agreement to the extent it governs AGP’s engagement as the sales agent under the Distribution Agreement. In addition, the Company and AGP agreed that the sales of the Company’s common stock pursuant to the Distribution Agreement would be suspended until such later date as the Company shall notify AGP.

Previously, on December 14, 2018, the Company received notice from Ladenburg regarding the termination of its engagement as the sales agent pursuant to the Distribution Agreement. Barrington’s engagement as the sales agent under the Distribution Agreement was terminated on March 21, 2019. Pursuant to the terms of the Distribution Agreement, Barrington was to act as a “qualified independent underwriter,” in accordance with FINRA Rule 5121, due to Ladenburg’s conflict of interest resulting from the beneficial ownership by Dr. Phillip Frost, a director of the Company, as of July 19, 2018, of more than 10% of the Company’s common equity and more than 10% of the common equity of Ladenburg’s parent, Ladenburg Thalmann Financial Services, Inc.

The above description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

To the extent required by Item 1.02, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Equity Distribution Agreement, dated March 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cocrystal Pharma, Inc.

Dated: March 26, 2019	By:	/s/ James Martin
James Martin
Chief Financial Officer